SASCO 2005-S1
Credit Risk Manager Report
April 2005

2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One                 Executive Summary
Section Two                 Prepayment Premium Analysis
Section Three               Analytics

 2005 The Murrayhill Company. All Rights Reserved.


Section One
Executive Summary

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S1 Executive Summary April 2005


Transaction Summary

Closing Date:                 03/01/2005
Depositor:                    Structured Asset Securities Corporation
Trustee(s):                   U.S. Bank
Master Servicer:              Aurora Loan Services Master Servicing
Servicer(s):                  Aurora Loan Services, Chase Home Finance,
                              Countrywide, GMAC Mortgage, Ocwen Financial
Services,
                              Option One Mortgage, Wells Fargo Bank, N.A.
Mortgage Insurer(s):          United Guaranty Residential Insurance Company
Delinquency Reporting Method: OTS1


Collateral Summary
                                                                3/31/2005 as a
                                                                Percentage of
                        Closing Date        3/31/20052                 Closing
Date
Collateral Balance      $576,667,450        $549,450,148           95.28%
Loan Count                 11,983             11,538               96.29%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


Data Issue

Murrayhill reported in the April 2005 Executive Summary that because of loan transfers, we were missing data for 475 loans. Murrayhill received data on all but 30 loans. We are investigating the status of these 30 loans and will provide an update in the June 2005 Executive Summary.


Collateral Statistics

                                        Loan Count         Summed Balances
Repurchases*                                0                        $0
First Payment Default                      20                $1,260,585
Early Payment Defaults**                   88                $4,889,296
Multiple Loans to One Borrower***          N/A                  N/A

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment
***We are currently awaiting the borrower information necessary to populate these fields


Prepayments

Remittance Date     Beginning                 Total                Percentage of
                    Collateral Balance  Prepayments     Prepayment
4/25/2005           $566,374,908        $16,595,167        2.93%
3/25/2005           $575,135,106        $8,450,201         1.47%


Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month
In the 4/25/2005 remittance, 31 loans with active prepayment premium flags were paid off. The servicer remitted premiums for 26 loans totaling $57,369. The master servicer did not remit a premium to the trust that was collected by the servicer for one loan. Murrayhill is investigating why no penalty was remitted for this loan. Additionally, another servicer did not remit premiums for any loans. Murrayhill contacted the servicer and it stated that the premiums would be remitted in future distributions. Murrayhill will monitor for these premiums to be distributed to the trust. The total amount remitted to the P Class was $56,854.


Loss Analysis

High Loss Amounts and/or High Loss Severities

In the 4/25/2005 remittance, no losses were passed to the trust from this security.

2005 The Murrayhill Company. All Rights Reserved.


Section Two
Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

Trustee Remittance Date
Class                25-Apr-05      25-Mar-05
P Class               $56,854        $15,846

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.



Trustee Remittance Date
Servicer             25-Apr-05      25-Mar-05
Total                 $57,369        $15,846

Section 3: Reconciliation of the amounts remitted to the P class by the trustee and the amounts remitted by the servicers to the trustee.

Amount remitted to the P Class:         $56,854
Amount remitted by the servicers:       $57,369
*Difference:                             -$515

*This difference was caused by the master servicer not remitting all premiums collected by the servicers. Please see the Executive Summary for more detail.

2005 The Murrayhill Company. All Rights Reserved.


Aggregate Paid-Off Loans Report for SASCO 2005-S1
Mortgage Data Through: March 31, 2005

Trustee Remittance Date:                             25-Apr-05        25-Mar-05

Loans with Active Prepayment
Flags with Premiums Remitted (A)                        26                   9
Loans without Prepayment Flags with Premiums Remitted   0                 0
Total Loans with Premiums Remitted (B)                        26
9

Loans with Active Prepayment Flags (C)                        31
9
Loans without Prepayment Flags with Premiums Remitted   0                 0
Subtotal (D)                                            31                9

Premiums Remitted for Loans with
Active Prepayment Flags (A/C)                                 83.87%
100.0%
Total Loans with Premiums Remitted
to the Subtotal (B/D)                                         83.87%
100.0%
Total Paid-Off Loans (E)                                287              128
Total Loans with Premiums Remitted
to the Total Paid-Off Loans (B/E)                         9.06%           7.03%

2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S1
Mortgage Data Through: March 31, 2005


                                                      TOTAL
Total Paid-Off Loans with Flags

                                                       31

Less Exceptions:

Loans with Expired Prepayment
Clauses (as stated in the Note)*                0


Loans that Contained a Clause Allowing
Prepayment Premiums to be Waived at the
Time of Liquidation*                                 0
Loans that were Liquidated from REO Status*     0
Loans with Discrepancies between the Data
File and the Note*                                    0
Defaulted Liquidated Loans that Could Not
Have Premiums Collected because of the
Acceleration of the Debt*                         0
Loans that were Liquidated Through Loss
Mitigation Efforts*                             0

Total Paid-Off Loans with
Active Prepayment Flags (C)                     31

Other Exceptions:
Paid-Off Loans that Did Not have
Premiums Collected because of State Statutes    0
Paid-Off Loans with Active Prepayment Flags
that Did Not Have Premiums Remitted                 5

* These categories are mutually exclusive.

2005 The Murrayhill Company. All Rights Reserved.
                                                       % of premium
 Loan  Delinq.  Orig.   PPP   Exp.    Payoff    PPP    to Payoff
Number String   Date    Flag  Date    Balance Remitted Balance         Comment
6111093 C0    9/21/2004  3  9/21/2007 $111,893 $0        0%     Awaiting
                                                                servicer
                                                                response.
6101920 C0    10/25/2004 3 10/25/2007 $11,944  $0        0%     Awaiting
                                                                servicer
                                                                response.
6102003 C0    8/13/2004  2 8/13/2006  $27,308  $0        0%     Awaiting
                                                                servicer
                                                                response.
6101998 C0    10/13/2004 2 10/13/2006 $99,896  $0        0%     Awaiting
                                                                servicer
                                                                response.
6100408 C0    11/21/2003 3 11/21/2006 $25,758 $515       2% The servicer
                                                            collected the
                                                            penalty of $515,
                                                            but the master
                                                            servicer did not
                                                            forward the
                                                            fundsto the
                                                            trustee.
                                                            Murrayhill asked
                                                            the master-
                                                            servicer why
                                                            the funds were
                                                            not forwarded on
                                                              and is awaiting
                                                            a response.
6104414 C0   6/23/2003   3 6/23/2006   $28,103  $1,232   4%
6106241 C0   12/2/2004 .67 8/2/2005    $143,000 $6,003   4%
6111054 C0   10/29/2004  3 10/29/2007  $61,938  $2,817   5%
6103931 C    10/27/2004  3 10/27/2007  $40,929  $1,432   3%
6104101 C0   9/29/2004   3 9/29/2007   $69,871  $3,450   5%
6108763 C0   7/14/2004   2 7/14/2006   $62,770  $2,194   3%
6102496 C0  10/29/2004   2 10/29/2006  $36,022  $1,583   4%
6102580 C0  10/27/2004   2 10/27/2006  $65,735  $2,494   4%
6102441 C0  10/27/2004   2 10/27/2006  $28,757  $1,092   4%
6102576 C0  10/19/2004   2 10/19/2006  $63,930  $2,298   4%
6102280 C0   9/28/2004   2 9/28/2006   $79,657  $3,182   4%
6102012 C0   9/24/2004   2 9/24/2006   $71,830  $3,017   4%
6102221 C0   9/29/2004   2 9/29/2006   $56,898  $2,273   4%
6102245 C0   9/29/2004   2 9/29/2006   $64,856  $2,331   4%
6102183 C0   9/30/2004   2 9/30/2006   $44,910  $1,706   4%
6100270 0   11/23/2004   2 11/23/2006  $59,934  $2,155   4%
6100291 0   11/30/2004   2 11/30/2006  $67,939  $2,714   4%
6103727 C0  10/27/2004   2 10/27/2006  $29,957  $1,153   4%
6102919 C0  10/12/2004   2 10/12/2006  $21,967  $2,197  10%
6103980 C0  10/5/2004    2 10/5/2006   $49,393  $1,676   3%
6104312 C0   9/24/2004   2 9/24/2006   $40,441  $1,777   4%
6103644 C0   9/30/2004   2 9/30/2006   $79,890  $3,594   4%
6103309 C0   9/29/2004   2 9/29/2006   $27,934  $1,089   4%
6111232 C0  10/21/2004   1 10/21/2005  $39,938  $1,997   5%
6104379 C0  10/25/2004   1 10/25/2005  $29,976  $600     2%
6104395 C0  10/8/2004    1 10/8/2005   $39,966  $800     2%


Section Three
Analytics

 2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S1 FICO Distribution by Status
Mortgage Data Through: April 30, 2005
FICO        Delinquency        Percentage
550        Current        0
570        Current        0
580        Current        0.003
590        Current        0.007
590        Delinquent        0.027
590        Paid Off        0.007
600        Current        0.024
600        Delinquent        0.027
600        Paid Off        0.013
610        Current        0.042
610        Delinquent        0.11
610        Paid Off        0.018
620        Current        0.059
620        Delinquent        0.11
620        Paid Off        0.027
630        Current        0.077
630        Delinquent        0.082
630        Paid Off        0.036
640        Current        0.077
640        Delinquent        0.11
640        Paid Off        0.054
650        Current        0.08
650        Delinquent        0.082
650        Paid Off        0.056
660        Current        0.083
660        Delinquent        0.082
660        Paid Off        0.072
670        Current        0.09
670        Delinquent        0.096
670        Paid Off        0.092
680        Current        0.088
680        Delinquent        0.014
680        Paid Off        0.062
690        Current        0.077
690        Delinquent        0.041
690        Paid Off        0.092
700        Current        0.059
700        Delinquent        0.027
700        Paid Off        0.074
710        Current        0.045
710        Delinquent        0.027
710        Paid Off        0.083
720        Current        0.046
720        Delinquent        0.041
720        Paid Off        0.054
730        Current        0.032
730        Delinquent        0.041
730        Paid Off        0.054
740        Current        0.031
740        Delinquent        0.014
740        Paid Off        0.034
750        Current        0.022
750        Delinquent        0.014
750        Paid Off        0.047
760        Current        0.019
760        Delinquent        0.014
760        Paid Off        0.051
770        Current        0.019
770        Delinquent        0.014
770        Paid Off        0.02
780        Current        0.01
780        Delinquent        0.014
780        Paid Off        0.031
790        Current        0.007
790        Paid Off        0.011
800        Current        0.002
800        Delinquent        0.014
800        Paid Off        0.007
810        Current        0
810        Paid Off        0.002
820        Current        0

Status        # of Loans        Average        Std. Deviation
Current        6,517        673        44.661
Delinquent        73        659        48.381
Paid Off        552        693        46.391
Total:        7,142

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Loan-to-Value Distribution by Status
Mortgage Data Through: April 30, 2005
LTV        Delinquency        Percentage
0        Current        0.002
0        Paid Off        0.005
0.1        Paid Off        0.283
0.1        Current        0.145
0.1        Delinquent        0.11
0.2        Current        0.802
0.2        Paid Off        0.663
0.2        Delinquent        0.836
0.3        Paid Off        0.047
0.3        Delinquent        0.041
0.3        Current        0.049
0.4        Paid Off        0.002
0.4        Delinquent        0.014
0.4        Current        0.001
0.5        Current        0

Status        # of Loans        Average        Std. Deviation
Current        6,517        0.967        0.058
Delinquent        73        0.974        0.042
Paid Off        552        0.932        0.082
Total:        7,142

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Balance Distribution by Status
Mortgage Data Through: April 30, 2005
Balance        Delinquency        Percentage
0        Current        0
10000        Current        0.021
10000        Delinquent        0.014
20000        Current        0.206
20000        Delinquent        0.219
30000        Current        0.229
30000        Delinquent        0.247
40000        Current        0.143
40000        Delinquent        0.055
50000        Current        0.101
50000        Delinquent        0.123
60000        Current        0.081
60000        Delinquent        0.096
70000        Current        0.064
70000        Delinquent        0.11
80000        Current        0.044
80000        Delinquent        0.068
90000        Current        0.035
90000        Delinquent        0.027
100000        Current        0.024
110000        Current        0.014
110000        Delinquent        0.014
120000        Current        0.011
120000        Delinquent        0.014
130000        Current        0.007
130000        Delinquent        0.014
140000        Current        0.005
150000        Current        0.003
160000        Current        0.002
170000        Current        0.001
180000        Current        0.002
190000        Current        0.001
200000        Current        0.002
220000        Current        0
240000        Current        0
250000        Current        0
270000        Current        0
280000        Current        0
300000        Current        0
320000        Current        0
330000        Current        0
400000        Current        0
490000        Current        0

Status        # of Loans        Average        Std. Deviation
Current        6,517        47,694.84        31,946.24
Delinquent        73        46,664.17        25,645.77
Total:        6,590

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Term Distribution by Status
Mortgage Data Through: April 30, 2005
Mortgage Term        Delinquency        Percentage
120        Current        0
120        Paid Off        0.002
180        Current        0.669
180        Paid Off        0.647
180        Delinquent        0.603
240        Current        0.026
240        Delinquent        0.027
240        Paid Off        0.014
360        Current        0.304
360        Paid Off        0.337
360        Delinquent        0.37

# of Loans        Other        120        180        240        360
7,142        0        4        4,762        182        2194

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Type Distribution by Status
Mortgage Data Through: April 30, 2005
Mortgage Type        Delinquency        Percentage
Investment Home        Current        0.111
Investment Home        Delinquent        0.068
Investment Home        Paid Off        0.346
Primary Home        Current        0.877
Primary Home        Delinquent        0.932
Primary Home        Paid Off        0.616
Second Home        Current        0.012
Second Home        Paid Off        0.038

Mortgage Type   Loan Count    Total Balance      Avg. Balance
Std. Deviation
(Unknown)        5,128        228,826,011.61     44,622.86        30,853.04
Fixed                 2,014        85,407,755.55      42,407.03        38,397.84
Total:           7,142        314,233,767.16

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Mortgage Purpose Distribution
Mortgage Data Through: April 30, 2005


Purpose        Number        Percentage        Purpose        Number
Percentage        Purpose        Number        Percentage        Purpose
Number        Percentage
Cash-out refinance         1,248        10.4%        Cash-out refinance
723        11.1%        Cash-out refinance         4        5.5%        Cash-out

refinance         71        12.9%
Purchase        10,139        84.6%        Purchase        5,457        83.7%

    Purchase        69        94.5%        Purchase        457        82.8%

Rate/term refinance         532        4.4%        Rate/term refinance
310        4.8%        Rate/term refinance         0        0.0%
Rate/term refinance         19        3.4%
Home Improvement         0        0.0%        Home Improvement         0
0.0%        Home Improvement         0        0.0%        Home Improvement

  0        0.0%
Other        64        0.5%        Other        27        0.4%        Other

  0        0.0%        Other        5        0.9%

Total        11,983        100%        Total        6,517        100%
Total        73        100%        Total        552        100%

 2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-S1 Originator Distribution by Status
Mortgage Data Through: April 30, 2005
Originator        Loan Count        Current Percentage         Delinquent
Percentage         Paid Off Percentage
AAMES Capital Corporation        26        0.002        0.041        0
American Home Mortgage Holdings, Inc.         1328        0.184        0.137

   0.168
Aurora Loan Services        4269        0        0        0.391
Bay Capital        61        0.009        0        0.002
Countrywide        28        0        0        0.009
FGMC        210        0.03        0        0.02
Fieldstone Mortgage Company        2149        0.31        0.219        0.154
Finance America, LLC        1010        0.047        0.082        0.054
First Guarantee Mortgage Corp.        2        0        0        0.002
First National Bank of Nevada        251        0.035        0.014        0.029
First NLC Financial Services, LLC        160        0.021        0.041
0.014
Fremont Investment & Loan        4        0.001        0        0
Home Loan Mortgage Corporation        158        0.022        0.041        0.011
Impac Funding Corporation        354        0.051        0.041        0.029
Lime Financials        60        0.008        0.014        0.005
Nation One Mortgage Company, Inc.        67        0.009        0.014
0.007
New Century Mortgage Corporation        3        0        0        0
Oak Street Mortgage, LLC        88        0.012        0.014        0.009
Option One Mortgage        1719        0.251        0.342        0.091
Pinnacle Direct Funding        34        0.005        0        0.004

Originator        Count
Aurora Loan Services        4269
Fieldstone Mortgage Company        2149
Option One Mortgage        1719
American Home Mortgage Holdings, Inc.        1328
Finance America, LLC        1010
Impac Funding Corporation        354
First National Bank of Nevada        251
FGMC        210
First NLC Financial Services, LLC        160
Home Loan Mortgage Corporation        158
Oak Street Mortgage, LLC        88
Nation One Mortgage Company, Inc.        67
Bay Capital        61
Lime Financials        60
Pinnacle Direct Funding        34
Countrywide        28
AAMES Capital Corporation        26
Fremont Investment & Loan        4
New Century Mortgage Corporation        3
First Guarantee Mortgage Corp.        2

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Balance Over Time
Mortgage Data Through: April 30, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
2/28/2005        2841029.21        982004.78        0        0        0
3/31/2005        4616130.66        2333432.97        1448319.82        30310.02

      0
4/30/2005        1824304        1070848        400937.78        110394.66

0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Delinquent Count Over Time
Mortgage Data Through: April 30, 2005
AsOfDate        30 Days        60 Days        90 Days        Foreclosure
REO
2/28/2005        46        14        0        0        0
3/31/2005        95        37        20        1        0
4/30/2005        43        19        7        4        0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-S1 Conditional Prepayment Rates
Mortgage Data Through: April 30, 2005
Date        Distribution Date        CPR        3-Month MA        6-Month MA

   12-Month MA
4/30/2005        5/25/2005        23.62%
3/31/2005        4/25/2005        30.10%
2/28/2005        3/25/2005        16.38%

Copyright 2005, The Murrayhill Company. All rights reserved.